Exhibit 10.15

FORM OF

ASSUMPTION OF AMENDED AND RESTATED

SECURED PROMISSORY NOTE

THIS ASSUMPTION OF AMENDED AND RESTATED SECURED PROMISSORY NOTE, (this “Assumption”), is made as of this          day of             , 2015, by GPM PETROLEUM LP, a Delaware limited partnership, with offices at 8565 Magellan Parkway, Suite 400, Richmond, VA 23227 (“Assignee”).

1. Assumption. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, with intent to be legally bound, Assignee hereby expressly assumes all of the obligations and liabilities imposed upon GPM Investments, LLC, a Delaware limited liability company, with offices at 8565 Magellan Parkway, Suite 400, Richmond, VA 23227 (“GPMI”), as if it were the original party thereto, under that certain Amended and Restated Secured Promissory Note executed by GPMI in the face amount of $18,042,750.00, dated June 24, 2015 (the “Assumed Instrument”), in favor of ARKO Holdings, Ltd., an Israeli company (the “Holder”), including, without limitation and except as expressly stated in Section 2 herein, the obligation to make any and all payments of interest, principal and other amounts provided for therein. From and after giving effect to this Assumption, all references to the “Company” in the Assumed Instrument shall immediately and without further action be deemed to mean both GPMI and Assignee, who shall, except as expressly stated in Section 2 herein, be jointly and severally liable as the “Company” for all purposes thereunder. Capitalized terms used but not defined herein shall have the respective meanings given to such terms under the Assumed Instrument, as modified hereby.

2. Payment of Certain Fees and Minimum Interest. By its execution of this Assumption and as consideration for Assignee agreeing to assume the obligations under the Assumed Instrument, GPMI hereby agrees to pay directly to Holder the Exit Fee, any unpaid Commitment Fee, and any Minimum Interest due and payable under the Assumed Instrument (collectively, the “Loan Fees”), and the Holder agrees that Assignee shall not be liable for the payments of the Loan Fees under the Assumed Instrument, but otherwise nothing herein shall limit, restrict or impair Assignee’s obligations and liabilities to the Holder under the Assumed Instrument.

3. Prepayment. The Holder is executing this Assumption solely to acknowledge and consent to the Assumption provided for under the terms hereof. Notwithstanding anything to the contrary in the Assumed Instrument, in consideration for such consent, the Assignee and GPMI, on a joint and several basis (except as set forth in Section 2 hereof) hereby agree to prepay in full all the outstanding amounts under the Assumed Instrument, including, but not limited to, the Commitment Fee, the Exit Fee and the Minimum Interest, within 30 days of the date hereof.

4. Representations and Warranties. Assignee hereby represents and warrants to the Holder that:

(a) Status; Authorization. The Assignee is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in every other jurisdiction where it is doing business, and the execution, delivery and performance by the Assignee of this Assumption (i) are within its authority, (ii) have been duly authorized and (iii) do not conflict with or contravene its limited partnership governance documents. The execution, delivery, performance of the Assignee’s obligations and exercise of its rights under the Assumption (i) do not require any consents that have not been obtained and (ii) are not and will not be in conflict with or prohibited or prevented by (A) any law, rule or regulation or (B) any governance document, minute or resolution or (C) any instrument, agreement or provision thereof, in each case binding on the Assignee or affecting any of its property.

(b) Execution and Binding Effect. Upon execution and delivery thereof, this Assumption shall constitute the legal, valid and binding obligation of the Assignee, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5. Captions. The captions or headings at the beginning of each paragraph hereof are for the convenience of the parties only and are not part of this Assumption.

6. Amendment, Modification, or Cancellation of Assumption. No amendment, modification or cancellation of this Assumption or any part hereof shall be enforceable unless in writing and signed by the Holder, GPMI and Assignee.

7. Governing Law. All questions concerning the construction, validity and interpretation of this Assumption will be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

8. Waiver of Jury Trial; Consent to Jurisdiction. ASSIGNEE AND, BY ITS EXECUTION HEREOF, GPMI, HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY LITIGATION, ACTION, PROCEEDING, CROSS-CLAIM, OR COUNTERCLAIM IN ANY COURT (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF, RELATING TO OR IN CONNECTION WITH (i) THIS ASSUMPTION OR THE VALIDITY, PERFORMANCE, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR (ii) THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, AUTHORIZATION, EXECUTION, DELIVERY, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF. GPMI AND ASSIGNEE FURTHER HEREBY WAIVE ANY RIGHT OF OFFSET OR RIGHT TO INTERPOSE ANY COUNTERCLAIM IN ANY SUCH ACTION, EXCEPT FOR COMPULSORY COUNTERCLAIMS. ASSIGNEE AND, BY ITS EXECUTION HEREOF, GPMI, HEREBY EXPRESSLY SUBMIT IN ADVANCE TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING RELATING TO ANY CLAIM, DISPUTE OR OTHER MATTER PERTAINING DIRECTLY OR INDIRECTLY TO THIS ASSUMPTION.

[Signature Pages Follow]

IN WITNESS WHEREOF, Assignee has caused this Assumption to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ASSIGNEE:

GPM PETROLEUM LP, a Delaware limited partnership

By:	GPM PETROLEUM GP, LLC a Delaware limited liability company
Its:	General partner

By:
Name:
Title:

By:
Name:
Title:

GPMI acknowledges and consents to this Assumption, and agrees and to be bound by the terms and provisions hereof:

GPM INVESTMENTS, LLC, a Delaware limited liability company

By:
Name:
Title:

By:
Name:
Title:

[Signature Page Follows]

Signature Page to Assumption of ARKO Fuel Note

ARKO Holdings, Ltd. is executing this Assumption in accordance with Section 3 hereof:

ARKO Holdings, Ltd., as Holder

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Assumption of ARKO Fuel Note